Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

MAY 13, 2016

Seventy Seven Energy Inc. Enters into Second Amended and

Restated Restructuring Support Agreement

•	Consenting 2022 Noteholders Join Amended Agreement, Majority of Noteholders Support Deal

•	$1.1 Billion of Existing Debt to Be Converted into New Common Equity

•	Trade Creditors, Suppliers and Contractors to Be Paid in Full in the Ordinary Course

Oklahoma City, OK – May 13, 2016 – Seventy Seven Energy Inc. (the “Company”), today announced that it has entered into a Second Amended and Restated Restructuring Support Agreement (the “Second Amended and Restated Restructuring Support Agreement”) with (i) certain lenders representing 100% of the outstanding principal amount under the Company’s Incremental Term Supplement (Tranche A) loan, (ii) certain lenders representing approximately 86% of the outstanding principal amount of loans under the Company’s $400 Million Term Loan Credit Agreement dated June 25, 2014, (iii) certain noteholders (the “Consenting 2019 Noteholders”) collectively owning or controlling approximately 63% of the aggregate outstanding principal amount of the Company’s 6.625% senior unsecured notes due 2019 and (iv) certain noteholders (the “Consenting 2022 Noteholders” and together with the Consenting 2019 Noteholders, the “Noteholders”) collectively owning or controlling over 50% of the aggregate principal amount of the 6.50% senior unsecured notes due 2022.

The Second Amended and Restated Restructuring Support Agreement, which supersedes the previously announced Amended and Restated Restructuring Support Agreement dated May 3, 2016, was amended to, among other items, add the Consenting 2022 Noteholders as parties to the agreement, which will require these parties to support the consensual Joint Prepackaged Plan of Reorganization (the “Plan”) to be filed under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”). In exchange for their support, the Consenting 2022 Noteholders, will, among other things, be entitled to a appoint a board observer and consultation rights with respect to the appointment of independent members of the reorganized Company’s Board of Directors

“The participation of all of our debtholders in this process is a further endorsement by the stakeholders of Seventy Seven Energy in the future of this company,” Chief Executive Officer Jerry Winchester said. “The exchange of debt for equity will provide us with a significantly deleveraged balance sheet, and we will emerge from this process with the ability to take advantage of our operational strengths and strong asset base to grow our business as market conditions improve.”

As previously announced, a key component of the Plan is that all trade creditors, suppliers and contractors will be paid in the ordinary course of business. All of the Company’s commercial and operational contracts will remain in effect in accordance with their terms preserving the rights of all parties, and customer relationships will continue uninterrupted. Employees can expect that operations will continue as usual and they will be paid in the ordinary course. The Company intends to commence a prepackaged Chapter 11 proceeding on or before June 9, 2016, in order to implement the Plan. The prepackaged Chapter 11 filing will follow the solicitation process that began on May 9, 2016.

CONTACT Bob Jarvis 405-608-7730 IR@77nrg.com	SEVENTY SEVEN ENERGY INC 777 NW 63rd St. Oklahoma City, OK 73116

News Release

The Company has set up a toll-free information line to answer questions about the restructuring. The information line can be accessed by calling (844) 224-1136 (internationally +1 (917) 962-8386). The Company has also posted FAQ’s on its website at 77NRG.com/Restructuring/.

This press release is not intended to be, and should not in any way be construed as, a solicitation of votes of noteholders or other investors regarding the plan of reorganization.

About Seventy Seven Energy Inc.

Headquartered in Oklahoma City, SSE provides a wide range of wellsite services and equipment to U.S. land-based exploration and production customers. SSE’s services include drilling, hydraulic fracturing and oilfield rentals and its operations are geographically diversified across many of the most active oil and natural gas plays in the onshore U.S., including the Anadarko and Permian basins and the Eagle Ford, Haynesville, Marcellus, Niobrara and Utica shales. For additional information about SSE, please visit our website at www.77nrg.com, where we routinely post announcements, updates, events, investor information and presentations and recent news releases.

This news release contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. The words “believe,” “ensure”, “will” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this press release specifically include statements, estimates and projections regarding our business outlook and plans, including with respect to our capital structure, corporate valuation, future financial position and capital resources, operations, performance and growth. Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for our existing operations, experience, and perception of historical trends, current conditions, anticipated future developments and their effect on us, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, our forward-looking statements are subject to significant risks and uncertainties, many of which are beyond our control, which may cause actual results to differ materially from our historical experience and our present expectations or projections which are implied or expressed by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to economic conditions; volatility of crude oil and natural gas commodity prices; delays in or failure of delivery of current or future orders of specialized equipment; the loss of or interruption in operations of one or more key suppliers or customers; oil and gas market conditions; the effects of government regulation, permitting and other legal requirements, including new legislation or regulation of hydraulic fracturing; operating risks; the adequacy of our capital resources and liquidity; weather; litigation; competition in the oil and natural gas industry; and costs and availability of resources.

For additional information regarding known material factors that could cause our actual results to differ from our present expectations and projected results, please see our filings with the U.S. Securities and Exchange Commission (“SEC”), including our Current Reports on Form 8-K that we file from time to time, Quarterly Reports on Form 10-Q, and our Annual Reports on Form 10-K.

Readers are cautioned not to place undue reliance on any forward-looking statement which speaks only as of the date on which such statement is made. We undertake no obligation to correct, revise or update any forward-looking statement after the date such statement is made, whether as a result of new information, future events or otherwise, except as required by applicable law.

CONTACT Bob Jarvis 405-608-7730 IR@77nrg.com	SEVENTY SEVEN ENERGY INC 777 NW 63rd St. Oklahoma City, OK 73116

2